UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 893-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

As previously disclosed in the Current Report on Form 8-K filed by Lilis Energy, Inc., a Nevada corporation (the “Company”), with the Securities and Exchange Commission, on January 5, 2016, the Company, Lilis Merger Sub, Inc. (“Merger Sub”) and Brushy Resources, Inc. (“Brushy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 29, 2015, as amended on January 20, 2016.

On March 24, 2016, the Company, Merger Sub and Brushy entered into an amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment: (i) the definition of refundable deposit was modified to include such further increases as may be mutually agreed upon between the parties, (ii) the amount and treatment of restricted stock units of the Company with respect to the Merger Agreement was clarified, the definition of “Stock Exchange Ratio” was fixed at 4.550916 to account for certain grants of restricted stock to members of the Board of Directors of the Company pursuant to existing service agreements and (iv) the definition of “Termination Date” was changed from April 30, 2016 to May 31, 2016.

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Convertible Note Bridge Financing

Beginning December 29, 2015, the Company entered into 12% Convertible Subordinated Note Purchase Agreements (each a “Convertible Note Purchase Agreement”), by and among the Company and the lending parties set forth on the each of the signature pages attached thereto (the “Purchasers”), for the issuance of an aggregate principal amount of $3.75 million unsecured subordinated convertible notes (the “Original Convertible Notes”), which includes the $750,002 of short-term notes exchanged for Convertible Notes by the Company, as described more fully below, and warrants to purchase an aggregate of approximately 15,000,000 shares of Common Stock at an exercise price of $0.25 per share (the “Original Warrants”).

On March 18, 2016, the Company closed on a follow-on financing (the “Follow-On Bridge Financing”) of its convertible notes offering (the “Follow-On Convertible Notes”) for an additional aggregate principal amount of $500,000 and warrants to purchase approximately 2,000,000 shares of Common Stock (the “Follow-On Warrants” and together with the Original Warrants, the “Warrants”). The terms and conditions of the Follow-On Convertible Notes (and together with the Original Convertible Notes the “Convertible Notes”) are identical to those of the Original Convertible Notes with the exception of the maturity date, which is April 1, 2017.

The Company used the proceeds of the Follow-On Bridge Financing to (i) finance the Refundable Deposit, (ii) make interest payments on its term loan with Heartland Bank and (iii) for the Company’s working capital, accounts payables and acquisition costs.

The Convertible Notes bear interest at a rate of 12% per annum, payable at maturity. The Convertible Notes and accrued but unpaid interest thereon are convertible in whole or in part from time to time at the option of the holders thereof into shares of Common Stock at a conversion price of $0.50. The Convertible Notes may be prepaid in whole or in part by paying all or a portion of the principal amount to be prepaid together with accrued interest thereon to the date of prepayment at a premium of 103% for the first 120 days and a premium of 105% thereafter, so long as no senior debt is outstanding. The Convertible Notes contain customary events of default, which, if uncured, entitle each noteholder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Convertible Notes, subject to certain subordination provisions.

The Purchasers in the Follow-On Financing include a related party of the Company, R. Glenn Dawson, a director of the Company ($50,000).

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The issuance of the Follow-On Convertible Notes pursuant to the Follow-On Convertible Note Purchase Agreements will not be registered under the Securities Act. The Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

The foregoing description of the terms of the Convertible Notes, the Warrants and the Note Purchase Agreements are not complete and is qualified in its entirety by reference to the terms of the Convertible Notes, the Warrants and the Note Purchase Agreements, forms of which are filed as Exhibits 4.1, 4.2, and 10.5, respectively, to the Company’s current report on Form 8-K filed January 5, 2016, and hereby incorporated into this report by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information required to be disclosed in this Item 2.03 relating to the Follow-On Convertible Notes and the material terms thereof is incorporated by reference to Item 1.01 of this report.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 22, 2016, the Company was notified by the Listing Qualifications Staff of The NASDAQ Stock Market LLC (“Nasdaq”) that, based upon the Company’s failure to regain compliance with the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) on or before the expiration of the 180-day grace period on March 21, 2016, the bid price deficiency could serve as a separate basis for the delisting of the Company’s securities from Nasdaq.

As previously disclosed on February 9, 2016, however, the Nasdaq Hearings Panel (the “Panel”) granted the Company’s request for continued listing on Nasdaq pursuant to an extension through May 23, 2016 to evidence compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. The Company is diligently working to timely satisfy the terms of the Panel’s decision.

Item 3.02 Unregistered Sales of Equity Securities

On March 18, 2016, the Company closed on the Follow-On Bridge Financing for an aggregate principal amount of $500,000 in Follow-On Convertible Notes (as described in Item 1.01 above) and Follow-On Warrants to purchase an aggregate of 2,000,000 shares of Common Stock to accredited investors and certain affiliates of the Company.

These securities were issued pursuant to Section 4(a)(2) of the Securities Act. The investors represented their intentions to acquire the securities for investment only and not with a view toward distribution. The holders were given adequate information about the Company to make an informed investment decision. The Company did not engage in any general solicitation or advertising. The Company issued the warrants with the appropriate restrictive legend affixed thereto.

Information required to be disclosed in this Item 3.02 relating to the conversion price of the Follow-On Convertible Notes, the exercise price of the Follow-On Warrants, and the material terms thereof is incorporated by reference to Item 1.01 of this report.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Second Amendment to Agreement and Plan of Merger, dated as of March 24, 2016 between Lilis Energy, Inc., Lilis Merger Sub, Inc. and Brushy Resources, Inc.
4.1	Form of Convertible Note (incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on January 5, 2016).
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed on January 5, 2016).
10.1	Form of Convertible Note Purchase Agreement (incorporated by reference to Exhibit 10.5 to the Company’s current report on Form 8-K filed on January 5, 2016).

*Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1*	Second Amendment to Agreement and Plan of Merger, dated as of March 24, 2016 between Lilis Energy, Inc., Lilis Merger Sub, Inc. and Brushy Resources, Inc.
4.1	Form of Convertible Note (incorporated by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on January 5, 2016).
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed on January 5, 2016).
10.1	Form of Convertible Note Purchase Agreement (incorporated by reference to Exhibit 10.5 to the Company’s current report on Form 8-K filed on January 5, 2016).

*Filed herewith.

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